                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MAY 4, 2004

                 (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2004

                            SILVERLEAF RESORTS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
--------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-13003                                    75-2250990
--------------------------------------------------------------------------------
(COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NUMBER)

--------------------------------------------------------------------------------

   1221 RIVER BEND DRIVE, SUITE 120, DALLAS, TEXAS               75247
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                  214-631-1166
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  Not applicable

(b)  Not applicable

(c)  The following are furnished as Exhibits to this Report:

Exhibit No.      Description
-----------      -----------
99.1             Press Release dated May 4, 2004 issued by the Registrant
99.2             Offer to Exchange dated May 4, 2004


ITEM 9. REGULATION FD DISCLOSURE

     On May 4, 2004, pursuant to the Offer to Exchange incorporated herein by reference as Exhibit 99.2, the Company commenced an offer to exchange all of its $28.467 million in outstanding 6% Senior Subordinated Notes due 2007 ("6% Notes") for 8% Senior Subordinated Notes due 2010. The exchange offer may not be consummated unless at least 80% in principal amount of the 6% Notes are tendered. This information, including Exhibit 99.2, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SILVERLEAF RESORTS, INC.




  Dated:   May 4, 2004           By:    /s/ ROBERT E. MEAD
                                    --------------------------------------------
                                     Name:  Robert E. Mead
                                     Title: Chairman and Chief Executive Officer


  Dated:   May 4, 2004           By:    /s/ HARRY J. WHITE, JR.
                                    --------------------------------------------
                                     Name:  Harry J. White, Jr.
                                     Title: Chief Financial Officer


EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
    99.1         Press Release dated May 4, 2004 issued by the Registrant
   *99.2         Offer to Exchange dated May 4, 2004

----------

* Filed as Exhibit T3E.1 to the Company's Application for Qualification of Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on May 4, 2004 and incorporated herein by reference.